Exhibit 99.1
Friday, September 9, 2011 Merger information: New FAQs added to Merger website As you know, the Medco Merger Questions mailbox and the Merger Communications website are in place to provide an outlet for your inquires about the company’s proposed merger with Express Scripts and to keep you informed about what’s changing, how and when changes will occur and what they mean to you. Many thanks to those of you who’ve taken the time to submit your questions and explore the website. As announced, we’re combining recurring questions into categories, the most important of which we’re posting to the Frequently Asked Questions (FAQ) section on a regular basis. Click here to access the website and view the latest round of FAQs compiled from the Medco Merger Questions mailbox — and please continue to submit new questions/concerns as they arise. The mailbox will be monitored regularly and remain open throughout the merger period. Careful Communications — A Reminder As a reminder, employees are asked to bear in mind that the company is in a period of very tight regulatory control and we must adhere to strict procedures to ensure that when communicating merger-related information to colleagues, clients and members we do not inadvertently breach securities laws and regulations. Therefore: Please refrain from creating your own merger-related messages or Frequently Asked Questions documents for use by any internal or external groups. In addition to the formal internal and external announcements issued on Thursday, July 21, account teams and other groups have received approved materials. Further information will be available on the internal site detailed above. Creating new documents or rewriting materials — including making even seemingly minor changes — could lead to a violation. Please refer any media inquiries about the proposed merger to a member of our Public Affairs staff. Click on the following links to access those names and to re-familiarize yourself with Medco’s policies on media relations and social media (Media relations policy — Social media policy).

Your assistance is appreciated. Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive , Franklin Lakes, NJ, 07417, 201-269-3400. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Medco-Express Scripts Merger Agreement — Employee FAQ Week of September 5, 2011 PART 1 — COMPANIES AND TRANSACTION QUESTION ANSWER DATE POSTED 1. What is the status of On Sept. 2, 2011, Express Scripts and Medco each 9/9/2011 the Federal Trade received a request from the FTC for additional Commission (FTC) information (a “second request”). We “anti -trust” review second request, and we will respond as promptly as of the proposed practicable. Medco has been and continues to work merger? collaboratively with the FTC staff. We anticipate the merger will close in the first half of 2012. PART 2 — BENEFITS QUESTION ANSWER DATE POSTED 2. Are we going to have Yes, the Company will conduct its normal open 9/9/2011 open enrollment for enrollment process in November for January 1, 2012 health benefits effective benefit elections. effective January 1, 2012 as normal? 3. I know that we will Your basic life insurance is currently 100 percent 9/9/2011 have the option to company-paid. Within 30 days of leaving the company, purchase life it is convertible to an individual policy through insurance and Prudential. You would be required to pay the full continue in the Long premium for this individual policy. Term Care program if we leave the Optional life insurance, which is currently paid by company, but will employees, is portable. Rates for optional life insurance the rates continue at coverage are determined on an individual basis, the employee level? therefore rates may change. You may continue your long term care coverage by paying the carrier directly. The rate you pay is fixed at the time of your initial enrollment and will change if you subsequently elect a different coverage category.

PART 3 — EMPLOYMENT QUESTION ANSWER DATE POSTED 4. Will severance Generally, under the various severance plans and 9/9/2011 payments be paid in policies applicable to nonunion employees, severance one lump sum or pay is paid in periodic installments corresponding to the over a period of company’s normal payroll periods. time? You can review the severance benefits that apply to you by logging onto HR WorkWays and going to the “Your Benefits” (UBC employees can obtain detailstab of their severance policy through their Human Resources representative). Severance benefits for employees covered by Collective Bargaining Agreements would be determined through the effects bargaining process (i.e. we would bargain with the union over severance benefits). 5. Will we still be able Nothing has changed related to our current time off 9/9/2011 to put in for time off policies/process. You should follow existing procedures until the end of the for requesting time off at year end. year or do we need to wait until the merger is finalized? PART 4 — CONTINUING OPERATIONS AND INTEGRATION QUESTION ANSWER DATE POSTED 6. Will Medco have the 9/9/2011 It is customary for call centers to revise shifts in standard call center preparation for beginning of the year call volumes. This “shift bid” in process is planned to continue this year. We will November? provide more information as we get closer to the bid date.

Cautionary Statement Regarding Forward-Looking Statements This document contains -looking statements” as that term“forward Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “will,” “should,” “could,” ” “potential,” “continue,”“estimates,” “predicts, expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. Additional Information and Where to Find It In connection with the proposed merger, Express Scripts, Inc. will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Medco and Express Scripts, and a prospectus of Express Scripts, as well as other relevant documents concerning the proposed merger. Stockholders are urged to read the registration statement and the proxy statement/prospectus contained therein regarding the merger when they become available and any other relevant documents as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Medco and Express (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings.” and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400.

Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.